Oppenheimer Portfolio Series: Active Allocation Fund

Oppenheimer Portfolio Series: Conservative Investor Fund

Oppenheimer Portfolio Series: Equity Investor Fund

Oppenheimer Portfolio Series: Moderate Investor Fund

Prospectus and Statement of Additional Information Supplement

This supplement amends the Prospectus and Statement of Additional Information (“SAI”) of each of the above referenced funds (each a “Fund” or collectively, the “Funds”) and is in addition to any other supplement(s). Capitalized terms used herein are as defined in the Prospectus or SAI.

The Board of Trustees of the Funds recently approved a series of modifications to the Funds’ investment advisory and transfer agency arrangements in connection with internal corporate restructuring efforts at OppenheimerFunds, Inc. (“OFI”).  As a result of these modifications, on January 1, 2013 (the “Effective Date”), OFI Global Asset Management, Inc. (“OFI Global”), a wholly-owned subsidiary of OFI, will become the investment adviser and transfer agent to each Fund under the terms of each Fund’s advisory agreement and transfer agency agreement, respectively.  OFI Global will, in turn, enter into a new sub-advisory agreement for each Fund, on the Effective Date, whereby OFI Global will have oversight and supervisory responsibilities and OFI will choose the Fund’s investments and provide related advisory services to the Fund.   In addition, on the Effective Date, OFI Global will enter into a sub-transfer agency agreement with Shareholder Services, Inc. doing business as OppenheimerFunds Services, a wholly-owned subsidiary of OFI, under which it will be responsible for providing transfer agency services to the Funds.

The realignment of advisory service responsibility between OFI Global and OFI will not result in any change in the persons managing the assets of the Funds, the level or nature of the advisory services provided to the Funds, or the fees charged to the Funds.   References to the Portfolio Managers’ officer positions with the Manager refer to their positions with OFI and not OFI Global.

References to the "Manager" in the Prospectus and SAI mean OFI Global and OFI unless the context indicates otherwise or unless otherwise specified.

Effective immediately, the Prospectus of each Fund is revised as follows:

1.	The section entitled “Investments by Funds of Funds” is replaced in its entirety with the following:

Investments by "Funds of Funds." Shares of certain Underlying Funds are offered as an investment to other Oppenheimer funds that act as "funds of funds." The Fund and the other funds of funds may invest significant portions of their assets in shares of those Underlying Funds. From time to time, those investments may also represent a significant portion of an Underlying Fund's outstanding shares or of its outstanding Class I and/or Class Y shares. The Oppenheimer funds of funds typically use asset allocation strategies that may cause them to increase or reduce the amount of their investment in an Underlying Fund frequently, possibly on a daily basis during volatile market conditions. If the size of those purchases or redemptions were significant relative to the size of an Underlying Fund's assets, the Underlying Fund might be required to purchase or sell portfolio securities, which could increase its transaction costs and reduce the performance of all of its share classes. Further discussion of the possible effects of frequent trading in a fund's shares is included in the section "Limitations on Frequent Exchanges" in this prospectus.

Effective January 1, 2013, the Prospectus of each Fund is revised as follows:

2.     With respect to Oppenheimer Portfolio Series: Conservative Investor Fund, the second paragraph of its Prospectus section titled "Principal Investment Strategies" is deleted in its entirety and replaced by the following:

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation targets ranges of 50-80% in fixed-income funds, 20-50% in equity funds (of which up to 15% of the Fund may be foreign equity funds) and up to 15% in alternative funds that provide asset diversification. The Fund's asset allocation targets may vary in particular cases and may change over time. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment grade (commonly referred to as "junk bonds") and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.

3.     With respect to Oppenheimer Portfolio Series: Moderate Investor Fund, the second paragraph of its Prospectus section titled "Principal Investment Strategies" is deleted in its entirety and replaced by the following:

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 50-70% in equity funds (of which 5-25% of the Fund may be in foreign equity funds), 30-50% in fixed-income funds and up to 15% in alternative funds that provide asset diversification. The Fund's asset allocation targets may vary in particular cases and may change over time. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Fixed-income securities (also referred to as "debt securities") represent money borrowed by the issuer that must be repaid. Some Underlying Funds invest in debt securities that are rated below investment-grade (commonly referred to as "junk bonds") and certain of them may invest most or a significant percentage of their assets in those securities. Some of the Underlying Funds invest partially or primarily in securities of issuers outside of the United States, including issuers in emerging or developing markets. The Underlying Funds that are used for asset diversification may include investments related to commodities, gold and other special metals, real estate or that are inflation protected.

4.     With respect to Oppenheimer Portfolio Series: Active Allocation Fund, the second paragraph of its Prospectus section titled "Principal Investment Strategies" is deleted in its entirety and replaced by the following:

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates 75-85% of its assets based on a "static" allocation among the Underlying Funds and 15-25% of its assets based on a "tactical allocation" to those funds and to other investments. The static portion of the Fund's allocation is divided between the Underlying Funds based on asset allocation target ranges of 70-90% in equity funds (of which 10-35% of the static portion of the Fund may be in foreign equity funds), 10-30% in fixed-income funds and up to 10% in alternative funds that provide asset diversification. The Fund's "tactical allocation" strategy adjusts the asset mix to take advantage of temporary market conditions that may present opportunities. For this tactical allocation, the Fund may invest in money market securities or may invest additional assets in any of the above Underlying Funds. The Fund and some Underlying Funds may use derivatives to seek income or capital gain or to hedge against the risks of other investments. Options, futures, forward contracts and swaps are some of the types of derivatives the Fund and the Underlying Funds can use. The Fund's asset allocation targets may vary in particular cases and may change over time.

5.     With respect to Oppenheimer Portfolio Series: Equity Investor Fund, the second paragraph of its Prospectus section titled "Principal Investment Strategies" is deleted in its entirety and replaced by the following:

The Manager seeks to diversify the Fund's assets by selecting Underlying Funds with different investment guidelines and styles. Under normal market conditions, the Fund allocates its assets among the Underlying Funds based on asset allocation target ranges of 40-65% in U.S. equities and 35-60% in foreign equities. Equity securities include common stock, preferred stock, rights and warrants, and securities convertible into common stock. Foreign equities are securities of issuers outside of the United States, including issuers in emerging or developing markets. The Fund's asset allocation targets may vary in particular cases and may change over time.

6.     The section entitled “Investment Adviser” is replaced in its entirety with the following:

Investment Adviser. OFI Global Asset Management, Inc. (the “Manager”) is the Fund’s investment adviser. OppenheimerFunds, Inc. (the “Sub-Adviser”) is its sub-adviser.

7.	The section entitled “How the Fund is Managed – THE MANAGER” is replaced in its entirety with the following:

THE MANAGER AND THE SUB-ADVISER.  OFI Global Asset Management, Inc., the Manager, is a wholly-owned subsidiary of OppenheimerFunds, Inc.  The Manager oversees the Fund’s investments and its business operations.  OppenheimerFunds, Inc., the Sub-Adviser, chooses the Fund’s investments and provides related advisory services. The Manager carries out its duties, subject to the policies established by the Fund’s Board, under an investment advisory agreement with the Fund that states the Manager's responsibilities. The agreement sets the fees the Fund pays to the Manager and describes the expenses that the Fund is responsible to pay to conduct its business. The Sub-Adviser has a sub-advisory agreement with the Manager and is paid by the Manager.

The Manager has been an investment adviser since 2012.  The Sub-Adviser has been an investment adviser since 1960. The Manager and the Sub-Adviser are located at Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008.

8.	The following sentence is added at the end of the section entitled “How the Fund is Managed – Advisory Fees”:

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of the investment advisory services.

Effective January 1, 2013, the SAI of each Fund is revised as follows:

1.	The section entitled “The Manager” is replaced in its entirety with the following:

The Manager and the Sub-Adviser.  The Manager is a wholly-owned subsidiary of OppenheimerFunds, Inc., the Sub-Adviser.  The Sub-Adviser is wholly-owned by Oppenheimer Acquisition Corp., a holding company primarily owned by Massachusetts Mutual Life Insurance Company, a global, diversified insurance and financial services company.

2.	The following section is added after the section entitled “The Investment Advisory Agreement” as follows:

The Sub-Advisory Agreement. Under the sub-advisory agreement between the Manager and the Sub-Adviser, the Sub-Adviser shall regularly provide investment advice with respect to the Fund and invest and reinvest cash, securities, commodity interests and the property comprising the assets of the Fund. The Sub-Adviser selects securities and/or commodity interests for the Fund’s portfolio and provides related advisory services. The portfolio manager(s) of the Fund is employed by the Sub-Adviser and is principally responsible for the provision of advisory services of the Fund’s portfolio. Other members of the Sub-Adviser’s investment teams provide the portfolio manager(s) with counsel and support in managing the Fund’s portfolio.

Under the sub-advisory agreement, the Manager pays the Sub-Adviser a percentage of the net investment advisory fee (after all applicable waivers) that it receives from the Fund as compensation for the provision of investment advisory services. The fee paid to the Sub-Adviser under the sub-advisory agreement is paid by the Manager, not by the Fund.

The sub-advisory agreement states that in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties or obligations, the Sub-Adviser shall not be liable to the Manager for any act or omission in the course of or connected with rendering services under the Sub-Advisory Agreement or for any losses that may be sustained in the purchase, holding or sale of any security.

3.	References to the “Manager” in the section entitled “Pending Litigation” refer to OppenheimerFunds, Inc. and not OFI Global Asset Management, Inc.
4.	The brokerage provisions of the sub-advisory agreement are substantially similar to those contained in the advisory agreement and disclosed in the Section entitled “Brokerage Provisions of the Investment Advisory Agreement”.

5.	The brokerage practices followed by the Sub-Adviser are substantially similar to those previously followed by the Manager and disclosed in the Section entitled “Brokerage Policies of the Fund – Brokerage Practices Followed by the Manager”.

6.	The first sentence of the section entitled “Additional Information About the Fund – The Transfer Agent” is replaced with the following:

The Transfer Agent.  OFI Global Asset Management, Inc. is the Fund's Transfer Agent and Shareholder Services, Inc. doing business as OppenheimerFunds Services is the Fund’s Sub-Transfer Agent.

PS0550.007